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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported) December 17, 2002


                            GOUVERNEUR BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)


       UNITED STATES                    001-14910                04-3429966
(State or other Jurisdiction            (Commission             (IRS Employer
       of Incorporation)                File Number)         Identification No.)


                  42 Church Street, Gouverneur, New York 13642
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (315) 287-2600

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective December 17, 2002, the Executive Committee of the Board of Directors of Gouverneur Bancorp, Inc. (the "Registrant") approved Beard Miller Company LLP of Harrisburg, Pennsylvania to replace Fust Charles Chambers LLP as the independent public accountants to audit the consolidated financial statements of the Registrant and its subsidiary, Gouverneur Savings and Loan Association. The change in accountants was recommended by the Company's Audit Committee following the announcement by Fust Charles Chambers LLP of their decision to decline to stand for re-election as the independent public accountants of the Registrant.

         The Registrant and its subsidiary believe, and have been advised by Fust Charles Chambers LLP that it concurs with such belief, that, for the years ended September 30, 2001 and September 30, 2002 and through December 17, 2002 the Company and its subsidiary and Fust Charles Chambers LLP did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of Fust Charles Chambers LLP would have caused it to make reference in connection with its report on the financial statements of the Registrant and its subsidiary to the subject matter of the disagreement.

         The report of Fust Charles Chambers LLP on the consolidated financial statements of the Registrant and its subsidiary for the years ended September 30, 2002 and September 30, 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During that period, there were no "reportable events" within the meaning of Item 304 (a) (1) (v) of Regulation S-K promulgated under the Securities Act of 1933.

         The Registrant has requested that Fust Charles Chambers LLP furnish a letter addressed to the Securities and Exchange Commission stating whether Fust Charles Chambers LLP agrees with the above statements. A copy of that letter is attached as Exhibit 16 to this Form 8-K.

         During the Registrant's two most recent fiscal years and through December 17, 2002, the Registrant has not consulted Beard Miller Company LLP regarding the application of accounting principles, either contemplated or proposed, the type of audit opinion that might be rendered on the Registrant's financial statements or any other matters that would be required to be reported herein.

ITEM 7(c)   EXHIBITS

            16.      Letter of Fust Charles Chambers LLP.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GOUVERNEUR BANCORP, INC.

Date:  December 23, 2002             By:  /s/ Richard F. Bennett
                                          -------------------------------------
                                          Richard F. Bennett
                                          President and Chief Executive Officer




                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------

 16               Letter of Fust Charles Chambers LLP dated December 23, 2002.


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